UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/30/2013

STEPAN COMPANY
(Exact name of registrant as specified in its charter)

Commission File Number:  1-4462

Delaware	36-1823834
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Edens and Winnetka Road, Northfield, Illinois 60093
(Address of principal executive offices, including zip code)

(847)446-7500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On April 30, 2013, Stepan Company ("Stepan") issued a press release providing its financial results for the first quarter ended March 31, 2013. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders

Stepan held its Annual Meeting of Stockholders on April 30, 2013 (the "Annual Meeting"). At the Annual Meeting, there were 18,452,777 shares represented to vote either in person or by proxy, or 83.18% of the outstanding shares, which represented a quorum. Stockholders voted on the following matters at the Annual Meeting: (i) election of three nominees to serve as directors until the annual meeting of stockholders to be held in the year 2016; (ii) approval to increase the number of authorized shares of Common Stock from 30,000,000 to 60,000,000; (iii) approval of an advisory resolution on the compensation of Stepan's named executive officers; and (iv) ratification of the appointment of Deloitte & Touche LLP ("Deloitte") as Stepan's independent registered public accounting firm for 2013.

Set forth below are the matters acted upon at the Annual Meeting and the final voting results on each such matter as reported by Stepan's inspector of elections.

Proposal 1: Election of Directors

NAME                                 FOR            WITHHELD             BROKER NON-VOTES

Michael R. Boyce             14,591,788       2,338,470                   1,522,520

F. Quinn Stepan                16,411,786          518,472                   1,522,520

Edward J. Wehmer            16,577,299          352,959                  1,522,520

Proposal 2: Approval to Increase the Number of Authorized Shares of Common Stock

FOR                AGAINST            ABSTAIN               BROKER NON-VOTES

13,981,401          4,411,465            59,911                           0

Proposal 3: Approval of the Advisory Resolution on Compensation of Stepan's Named Executive Officers

FOR                  AGAINST             ABSTAIN               BROKER NON-VOTES

16,396,344          370,238                  163,676                      1,522,520

Proposal 4: Ratification of Appointment of Deloitte as Independent Registered Public Accounting Firm for Fiscal Year 2013

FOR                   AGAINST            ABSTAIN               BROKER NON-VOTES

18,276,660             113,212                62,905                            0

Item 8.01.    Other Events

On April 30, 2013, Stepan issued a press release announcing that it reached an agreement with Bayer MaterialScience to acquire their North American Polyester Resins business, including the production facility located in Columbus, Georgia. Closing of the transaction is subject to customary closing conditions and is projected to occur within four to six weeks. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
    Exhibit Number: 99.1
    Description: Press Release of Stepan Company dated April 30, 2013

    Exhibit Number: 99.2

    Description: Press Release of Stepan Company dated April 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

Date: May 03, 2013	By:	/s/ Kathleen Sherlock
Kathleen Sherlock
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release of Stepan Company dated April 30, 2013
EX-99.2	Press Release of Stepan Company dated April 30, 2013